Exhibit 3.99

STATEMENT OF CORRECTION

1.  The name of the corporation is EmCare Physician Providers, Inc. (Charter #00150975).

2.  The corporation was organized in Missouri on November 4, 1971.

3.  Type of document being corrected is the Amendment of Articles of Incorporation which was filed with the Missouri Secretary of State on September 23, 2011.

4.  Describe the incorrect statement and the reason for the correction:

Due to a clerical error, the wrong Amendment of Articles of Incorporation was filed.  Article Six is hereby corrected to read as Attachment A.

There are no amendments to Articles Seven thru Eleven of the Articles of Incorporation by virtue of the Amendment of Articles of Incorporation that was filed on September 23, 2011.

In affirmation thereof, the facts state above are true and correct.

(The undersigned understands that false statements made in this filing are subject to the penalties provided under Section 575.040, RSMo)

/s/ Craig A. Wilson	Craig A. Wilson	Secretary	9/23/11
Signature	Printed Name	Title	Date

Attachment A

ARTICLE SIX

A.                                   Actions Involving Directors and Officers.  The corporation shall indemnify each person who at any time is serving or has served as a director or an officer of the corporation against any claim, liability or expense incurred as a result of such service, or as a result of any other service on behalf of the corporation, or service at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, to the maximum extent permitted by law.  Without limiting the generality of the foregoing, the corporation shall indemnify any such person who was or is a party (other than a party plaintiff suing on his own behalf or in the right of the corporation), or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, but not limited to, an action by or in the right of the corporation) by reason of such services against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding.

B.                                     Actions Involving Employees or Agents.

1.                                       The corporation may, if it deems appropriate and as may be permitted by this Article, indemnify any person who at any time is serving or has served as an employee or agent of the corporation against any claim, liability or expense incurred as a result of such service or as a result of any other service on behalf of the corporation, or service at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to the maximum extent permitted by law or to such lesser extent as the corporation, in its discretion, may deem appropriate.  Without limiting the generality of the foregoing, the corporation may indemnify any such person who was or is a party (other than a party plaintiff suing on his own behalf or in the right of the corporation), or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, but not limited to, an action by or in the right of the corporation) by reason of such services against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding.

2.                                       To the extent that an employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section B(1) of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the action, suit or proceeding.

C.                                     Determination of Right to Indemnification in Certain Circumstances.  Any indemnification required under Section A of this Article or authorized by the corporation under Section B of this Article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in or established pursuant to this Article.  Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the shareholders.

D.                                    Advance Payment of Expenses.  Expenses incurred by a person who is or was a director or an officer of the corporation in defending a civil or criminal action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding, and expenses incurred by a person who is or was an employee or agent of the corporation in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors, in either case upon receipt of an undertaking by or on behalf of the director or an officer to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in or pursuant to this Article.

E.                                      Not Exclusive.  The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Bylaws of the corporation or any statute, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

F.                                      Indemnification Agreements Authorized.  Without limiting the other provisions of this Article, the corporation is authorized from time to time, without further action by the shareholders of the corporation, to enter into agreements with any director, officer, employee or agent of the corporation providing such rights of indemnification as the corporation may deem appropriate, up to the maximum extent permitted by law.  Any such agreement entered into by the corporation with a director may be authorized by the other directors, and such authorization shall not be invalid on the basis that similar agreements may have been or may thereafter be entered into with such other directors.

G.                                     Standard of Conduct.  Except as may otherwise be permitted by law, no person shall be indemnified pursuant to this Article (including without limitation pursuant to any agreement entered into pursuant to Section F of this Article) from or on account of such person’s conduct which is finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.  The corporation may (but need not) adopt a more restrictive standard of conduct with respect to the indemnification of any employee or agent of the corporation.

H.                                    Insurance.  The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was otherwise serving on behalf or at the request of the corporation in any such capacity, or arising out of his status as such, whether or not the corporation is obliged to or would have the power to indemnify him against such liability under the provisions of this Article; provided, that the obtaining of any such insurance shall not give rise to any right to indemnification for any director, officer, employee or agent except as otherwise specified herein, in the Bylaws of the corporation, or by separate agreement with the corporation.

I.                                         Certain Definitions.  For the purposes of this Article:

1.                                       Any director or officer of the corporation who shall serve as a director, officer or employee of any other corporation, partnership, joint venture, trust or other enterprise of which the corporation, directly or indirectly, is or was the owner of a majority of either the outstanding equity interests or the outstanding voting stock (or comparable interests) shall be deemed to be serving as such director, officer or employee at the request of the corporation, unless the Board of Directors of the corporation shall determine otherwise.  In all other instances where any person shall serve as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise of which the corporation is or was a stockholder or creditor, or in which it is or was otherwise interested, if it is not otherwise established that such person is or was serving as such director, officer, employee or agent at the request of the corporation, the Board of Directors of the corporation may determine whether such service is or was at the request of the corporation, and it shall not be necessary to show any actual or prior request for such service.

2.                                       References to a corporation include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a director, officer, employee or agent of such a constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.

3.                                       The term “other enterprise” shall include employee benefit plans; the term “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; the term “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have satisfied any standard of care required by or pursuant to this Article in connection with such plan.

J.                                        Survival.  Any indemnification rights provided pursuant to this Article shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.  Notwithstanding any other provision in these Articles of Incorporation, indemnification rights arising under or granted pursuant to this Article shall survive amendment or repeal of this Article with respect to any acts or omissions occurring prior to the effective time of such amendment or repeal and persons to whom such indemnification rights are given shall be entitled to rely upon such indemnification rights with respect to such acts or omissions as a binding contract with the corporation.

K.                                    Amendment.  The affirmative vote of the holders of record of outstanding shares representing at least a majority of all of the outstanding shares of capital stock of the corporation then entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, repeal or adopt any provision inconsistent with this Article, notwithstanding the fact that a lesser percentage may be specified by the laws of Missouri.

State of Missouri

Matt Blunt, Secretary of State

Corporations Division	James C. Kirkpatrick State Information Center
P.O. Box 778, Jefferson City,	600 W. Main Street, Rm 322, Jefferson City,
MO 65102	MO 65101

Statement of Change of Registered Agent and/or

Registered Office

By a Foreign or Domestic For Profit or Nonprofit Corporation

Instructions

1. This form is to be used by either a for profit or nonprofit corporation to change either or both the name of its registered agent and/or the address of its existing registered agent.

2. There is a $10.00 fee for filing this statement. It must be filed in DUPLICATE.

3. P.O. Box may only be used in conjunction with a physical street address.

4. Agent and address must be in the State of Missouri.

5. The corporation may not act as its own agent.

Charter No. 00150975

(1) The name of the corporation is: EMCARE PHYSICIAN PROVIDERS, INC.

(2) The address, including street and number; of its present registered office (before change) is: 300-B East High Street, (Address) Jefferson City, MO 65101 (City/State/Zip)

(3) The address, including street and number, of its registered office is hereby changed to:

221 Bolivar Street, (Address) Jefferson City, MO 65101 (P.O. Box may only be used in conjunction with a physical street address) (City/State/Zip)

(4) The name of its present registered agent (before change) is: National Registered Agents Inc.

(5) The name of the new registered agent is: CSC - LAWYERS INCORPORATING SERVICE COMPANY

Authorized signature of new registered agent must appear below:

/s/ Cynthia L. Harris
(May attach separate originally executed written consent to this form in lieu of this signature)

(6) The address of its registered office and the address of the office of its registered agent, as changed, will be identical.

(7) The change was authorized by resolution duly adopted by the board of directors.

In affirmation of the facts stated above,

/s/ Laura R. Dunlap	Laura R. Dunlap
Authorized signature o officer, if applicable, chairman of the board)	(Printed Name)

Attorney in Fact on behalf of Robyn E. Bakalar, Assistant Secretary (Title)

8/16/02
(month/day/year)

2

STATE OF TEXAS)

COUNTY OF DALLAS)

POWER OF ATTORNEY

NOTICE IS HEREBY GIVEN THAT Robyn E. Bakalar of Emcare, Inc. (“the Company”), a corporation established under the laws of Delaware, and of the subsidiary entities shown on the list appended hereto, does hereby appoint Laura R. Dunlap and Patricia Pizzuto attorneys-in-fact for the Company and for the subsidiary entities, to act for the Company and for the subsidiary entities and in the name of the Company and of the subsidiary entities for the limited purposes authorized herein.

The Company and the subsidiary entities having taken all necessary steps to authorize the changes and the establishment of this Power of Attorney, hereby grants its attorneys-in-fact the power to execute the documents necessary to change the Company’s and the subsidiary entities’ registered agent and registered office, or the agent and office of similar import, in any jurisdiction.

In the execution of any documents necessary for the purposes set forth herein, Laura R. Dunlap shall exercise the power of Vice President and Patricia Pizzuto shall exercise the power of Secretary, or, in the case of entities having managers or other positions of authority rather than officers such as Vice President or Secretary, the named individuals shall act in such office and with such authority as is required to effect the changes herein contemplated.

This Power of Attorney expires upon the completion and filing of the documents necessary to effect the changes in registered agent and registered office addresses contemplated herein, or when revoked by Robyn Bakalar, which ever shall occur first.

IN WITNESS WHEREOF the undersigned has executed this Power of Attorney on this 8 day of August, 2002.

EmCare, Inc.

Company

By:	/s/ Robyn E. Bakalar
Robyn E. Bakalar
Assistant Secretary

Subscribed and sworn to before me this 8 day of August, 2002

/s/ Bebbian Seiler
Notary Public

3

Alabama EM-I Medical Services, P.C.	AL	PC	75-2752016		Gregory J. Byrne, M.D.	Gregory J. Byrne, M.D. replaced Dr. Trantham in Nov. 2000	NRAI
Arizona Em-I Medical Services, P.C.	AZ	PC	75-2751882		Richard A. Jackson, M.D.		NRAI
California EM-I Medical Services, A Medical Corporation	CA	PC	75-2741489		Angel Iscovich, M.D.		NRAI
CHS Emergency Physicians of Memphis, P.C. (TO BE DISSOLVED)	TN	PC	23-2821529		Jospeh H. Gatewood	To be dissolved	NRAI
Colorado EM-I Medical Services, P.C.	CO	PC	75-2791696		Joseph H. Gatewood, M.D.		NRAI
Emergency Department Services, P.A. (MERGER PENDING)	NJ	PC	43-1532235		Joseph H. Gatewood, M.D.	Merger pending	NRAI
Florida EM-I Medical Services, P.A.	FL	PC	75-2739410		Gregory J. Byrne, M.D.		NRAI
Georgia EM-I Medical Services, P.C.	GA	PC	75-2739406		David M. Soria, M.D.		NRAI
Illinois/Indiana EM-I Medical Services, S.C.	IL	PC	75-2743839	IN	Douglas Webster, D.O.		NRAI
Iowa EM-I Medical Services, P.C.	IA	PC	75-2791693		Joseph H. Gatewood, M.D.		NRAI
Joseph H. Gatewood, M.D., P.S.C. (TO BE DISSOLVED)	KY	PC	43-1631456		Joseph H. Gatewood, M.D.	To be dissolved	NRAI
Kentucky EM-I Medical Services, P.S.C.	KY	PC	75-2772210		B. Ken Gray, M.D.		NRAI
Louisiana EM-I Medical Services, A Professinoal Corporation	LA	PC	75-2743845		Gregory J. Byrne, M.D.	Gregory J. Byrne, M.D. replaced Dr. Trantham in Nov. 2000.	NRAI
Maryland Provo-I Medical Services, P.C.	MD	PC	75-2743841		David Meyers, M.D.	Dr. Meyers became owner as of 09/01/00.	NRAI
Massachusetts EM-I Medical Services, P.C.	MA	PC	75-2744533		Gregory J. Byrne, M.D.		NRAI
MCOC Emergency Physicians, P.A. (MERGER PENDING)	NJ	PC	22-2991392		Joseph H. Gatewood, M.D.	fka Housestaff Physicians Of Ocean Co, PA / Merger Pending	NRAI
Michigan EM-I Medical Services, P.C.	MI	PC	75-2791691		Joseph H. Gatewood, M.D.		NRAI
Milford Clinic Physicians, P.A.	NJ	PC	02-0534124		New Jersey/Penn EM-I Med Svcs, PC		NRAI
Minnesota EM-I Medical Services, P.C.	MN	PC	75-2752019		Joseph H. Gatewood, M.D.	Dr. Gatewood became owner as of 01/01/00.	NRAI
Mississippi EM-I Medical Services, P.C.	MS	PC	75-2744526		Gregory J. Byrne, M.D.		NRAI
Missouri EM-I Medical Services, P.C.	MO	PC	75-2750624		Joseph H. Gatewood, M.D.	Dr. Gatewood became owner as of 10/15/00.	NRAI
New Hampshire EM-I Medical Services, P.C.	NH	PC	75-2825111		David Meyers, M.D.	Dr. Meyers became owner as of 09/01/00.	NRAI
New Jersey/Pennsylvania EM-I Medical Services, P.C.	NJ	PC	75-2756076	PA	Russ Harris, M.D.		NRAI
New Mexico EM-I Medical Services, P.C.	NM	PC	75-2744519		Gregory J. Byrne, M.D.		NRAI
New York EM-I Medical Services, P.C.	NY	PC	75-2753126		Gregory J. Byrne, M.D.		NRAI
North Carolina EM-I Medical Services, P.C.	NC	PC	75-2756078		Randy Ellis, M.D.		NRAI
North Dakota EM-I Medical Services, P.C.	ND	PC	75-2752023		Joseph H. Gatewood, M.D.	Dr. Gatewood became owner as of 01/01/00.	NRAI
Ohio EM-I Medical Services, A Professional Association	OH	PC	75-2739404		David M. Soria, M.D.		NRAI
Oklahoma EM-I Medical Services, P.C.	OK	PC	75-2743844		Gregory J. Byrne, M.D.	Gregory J. Byrne, M.D. replaced Dr. Trantham in Nov. 2000.	NRAI
Rhode Island EM-I Services, Inc.	RI	PC	75-2755736		Gregory J. Byrne, M.D.		NRAI
Tennessee EM-I Medical Services, P.C.	TN	PC	75-2741487		Gregory J. Byrne, M.D.		NRAI

Texas Emergency Room Services, P.A.	TX	PC	43-1020348		Joseph H. Gatewood, M.D.		NRAI
Texas EM-I Medical Services, P.A.	TX	PC	75-2744538		William C. Jernberg, M.D.	dba inpatient Services of Greenville, P.A. in Hunt County	NRAI
Virginia EM-I Medical Services, P.C.	VA	PC	75-2744518		Gregory J. Byrne, M.D.		NRAI
Washington EM-I Medical Services, P.C.	WA	PC	75-2791687		Angel Isovich, M.D.		NRAI
West Virginia EM-I Medical Services, Inc.	WV	PC	75-2741484		Gregory J. Byrne, M.D.		NRAI
Wisconsin EM-I Medical Services, S.C.	WI	PC	75-2791734		Joseph H. Gatewood, M.D.		NRAI
J.H. Gatewood Emergency Services, P.A. (TO BE DISSOLVED)	FL	PC	59-1676702	NY, GA, LA	Joseph H. Gatewood, M.D.	f/k/a Cooper Emergency Services, P.A. / To be dissolved	NRAI (FL)
Emergency Health services Associates, P.A.	TX	PC	75-1388142	NM & MS	Dighton Packard, M.D.		NRAI (TX)
American Emergency Physicians Management, Inc.	CA	CORP	95-4194045		Georgia EM-I Medical Services, P.C.	EmCare, Inc sold to GA EM-I on 07/30/99	NRAI
Charles T. Mitchell, Inc.	MI	CORP	99-0175097		EmCare, Inc.		NRAI
Chesapeake Emergency Medical Associates, Inc.	MD	CORP	52-1594377		EmCare, Inc.		NRAI
Clarke-Spalding EM Management Services, Inc. (formerly a P.C.)	GA	CORP	58-2078698		EmCare, Inc.		NRAI
Coordinated Health Services, Inc.	PA	CORP	23-2668117		EmCare, Inc.		NRAI
ECEP, Inc.	MO	CORP	36-4330833	AR, AZ, CA, FL, GA, HI, IL, IN, LA, MD, MS, NV, VT, NH, NY, NC, PA, RI, SC, TN, TX, VA, WV	EmCare, Inc.	t/k/a/AEP Mgmt Svcs, Inc./Assoc Emerg Phys, Inc. Med Group of N.CA	NRAI
EmCare Anesthesia Services, Inc.	DE	CORP	65-0743208	NM	EmCare, Inc.		NRAI
EmCare Contract of Arkansas, Inc.	AR	CORP	75-2780794		EmCare, Inc.		NRAI
EmCare Holdings Inc.	DE	CORP	13-3645287	TX	EmCare, Inc.		NRAI
EmCare of Alabama, Inc.	AL	CORP	75-2764325		EmCare, Inc.		NRAI
EmCare of Arizona, Inc.	AZ	CORP	75-2764321		EmCare, Inc.		NRAI
EmCare of California, Inc.	CA	CORP	94-2246075		EmCare, Inc.		NRAI
EmCare of Colorado, Inc.	CO	CORP	75-2764320		EmCare, Inc.		NRAI
EmCare of Florida, Inc.	FL	CORP	59-1317432		EmCare, Inc.		NRAI
EmCare of Georgia, Inc.	GA	CORP	75-2764317		EmCare, Inc.		NRAI
EmCare of Hawaii, Inc.	HI	CORP	99-0158216		EmCare, Inc.		NRAI
EmCare of Illinois, S.C.	IL	CORP	75-2724230		EmCare, Inc.		NRAI
EmCare of Indiana, Inc.	IN	CORP	75-2793483		EmCare, Inc.		NRAI
EmCare of Iowa, Inc.	IA	CORP	75-2764281		EmCare, Inc.		NRAI

EmCare of Kentucky, Inc.	KY	CORP	75-2764280		EmCare, Inc.		NRAI
EmCare of Louisiana, Inc.	LA	CORP	75-2759529		EmCare, Inc.		NRAI
EmCare of Michigan, Inc.	MI	CORP	75-2764279		EmCare, Inc.		NRAI
EmCare of Minnesota, Inc.	MN	CORP	75-2764277		EmCare, Inc.		NRAI
EmCare of Mississippi, Inc.	MS	CORP	75-2760070		EmCare, Inc.		NRAI
EmCare of Missouri, Inc.	MO	CORP	75-2789939		EmCare, Inc.		NRAI
EmCare of Nevada, Inc.	NV	CORP	75-2731501		EmCare, Inc.		NRAI
EmCare of New Hampshire, Inc.	NH	CORP	75-2764327		EmCare, Inc.		NRAI
EmCare of New Jersey, Inc.	NJ	CORP	75-2759525		EmCare, Inc.		NRAI
EmCare of New Mexico, Inc.	NM	CORP	75-2764326		EmCare, Inc.		NRAI
EmCare of New York, Inc.	NY	CORP	75-2764324		EmCare, Inc.		NRAI
EmCare of North Carolina, Inc.	NC	CORP	75-2764322		EmCare, Inc.		NRAI
EmCare of North Dakota, Inc.	ND	CORP	75-2763877		EmCare, Inc.	t/k/a EMSTAT Corporation	NRAI
EmCare of Ohio, Inc.	OH	CORP	75-2763876		EmCare, Inc.		NRAI
EmCare of Oklahoma, Inc.	OK	CORP	75-2754585		EmCare, Inc.	Withdrawals by Date and State 02/06/98 — ID, 12/11/98	NRAI
EmCare of Oregon, Inc.	OR	CORP	75-2763874		EmCare, Inc.		NRAI
EmCare of Pennsylvania, Inc.	PA	CORP	75-2763873		Georgia EM-I Medical Services, P.C.	EmCare, Inc. sold to GA EM-I on 07/30/99	NRAI
EmCare of Rhode Island, Inc.	RI	CORP	75-2697459		Tennessee EM-I Medical Services, P.C.		NRAI
EmCare of South Carolina, Inc.	SC	CORP	58-2479880		Georgia EM-I Medical Services, P.C.	EmCare, Inc. sold to GA EM-I on 07/30/99	NRAI
EmCare of Tennessee, Inc.	TN	CORP	75-2759523		EmCare, Inc.		NRAI
EmCare of Texas, Inc.	TX	CORP	75-2849713		EmCare Of California, Inc.		NRAI
EmCare of Vermont, Inc.	VT	CORP	75-2764310		EmCare, Inc.		NRAI
EmCare of Virginia, Inc.	VA	CORP	75-2764309		EmCare Holdings, Inc and EmCare OP, LP	t/k/a Capital Emergency Associates, LLC	NRAI
EmCare of Washington, Inc.	WA	CORP	75-2764308		EmCare, Inc.	t/k/a Spectrum Anesthesia Services, Inc.	NRAI (DE)
EmCare of West Virginia, Inc.	WV	CORP	34-1700097	KY	EmCare, Inc.		NRAI (DE, MO)
EmCare of Wisconsin, Inc.	WI	CORP	75-2764307		EmCare, Inc.	t/k/a Spectrum Physician & Allied Health Services, Inc.	NRAI (AR,DE,FL,NM, PA)

EmCare Physician Provider, Inc. (tka SEC/EmCare Emergency Care, Inc.)	MO	CORP	43-0972570	AR, AZ, CA, CO, DE, FL, GA, HI, IA, IL, IN, KY, LA, MA, MD, ME, MT, NC, NM, NV, VT, NH, NY, NC, PA, RI, SC, TN, TX, VA, WI, WV	EmCare, Inc.	Fka-Spectrum Hlthcare Admin Svcs, Inc/LA&MO —dba Hlthcare Svcs of DE, Inc.	NRAI (DE,NJ,TX)
EmCare Physician Services, Inc.	DE	CORP	51-0345538	AR, AZ, CO, DC, FL, GA, HI, IL, IN, KY, LA, MD, ME, MS, MT, NV, NH, NY, NC, PA, RI, SC, TN, TX, VA, WI, WV	EmCare, Inc.		NRAI (MS)
EmCare Services of Illinois, Inc.	IL	CORP	36-2670076		EmCare Holdings, Inc.		NRAI (NC, TX)
Illinois/Indiana EM-II, Inc.	IL	CORP	75-2743838	IN	Illinois/Indiana EM-I Medical Services, S.C.		NRAI
Alabama EM-II, Inc.	AL	CORP	75-2751995		Alabama EM-I Medical Services, P.C.		NRAI
Arizona EM-II, Inc.	AZ	CORP	75-2751878		Arizona EM-I Medical Services, P.C.		NRAI
Arkansas EM-II, Inc.	AR	CORP	75-2743847		Trantham Medical Services, P.A.		NRAI
California EM-II, Inc.	CA	CORP	75-2741507		California EM-I Med Services, a Med Corp		NRAI
Colorado EM-II, Inc.	CO	CORP	75-2791694		Colorado EM-I Med Services, P.C.		NRAI
Florida EM-II, Inc.	FL	CORP	75-2739409		Florida EM-I Med Services, P.A.		NRAI
Georgia EM-II, Inc.	GA	CORP	75-2739408		Georgia EM-I Med Services, P.C.		NRAI
Iowa EM-II, Inc.	IA	CORP	75-2791692		Iowa EM-I Med Services, P.C.		NRAI
Louisiana EM-II, Inc.	LA	CORP	75-2743846		Louisiana EM-I Med Services, A Prof Corp		NRAI

4

Maryland EM-II, Inc.	MD	CORP	75-2743842		Maryland Provo-I Medical Services, P.C.	NRAI
Massachusetts EM-II, Inc.	MA	CORP	75-2744534		Massachusetts EM-I Med Services, P.C.	NRAI
Michigan EM-II, Inc.	MI	CORP	75-2791690		Michigan EM-I Medical Services, P.C.	NRAI
Minnesota EM-II, Inc.	MN	CORP	75-2752021		Minnesota EM-I Medical Services, P.C.	NRAI
Mississippi EM-II, Inc.	MS	CORP	75-2744528		Mississippi EM-I Medical Services, P.C.	NRAI
Missouri EM-II, Inc.	MO	CORP	75-2759520		Missouri EM-I Services, P.C.	NRAI
Nevada EM-II, Inc.	NV	CORP	75-2752032		Nevada EM-I Silver/Homansky Medical Services, Professional Corp.	NRAI
New Hampshire EM-II, Inc.	NH	CORP	75-2825112		New Hampshire EM-I Med. Services, P.C.	NRAI
New Jersey/Pennsylvania EM-II, Inc.	NJ	CORP	75-2758077	PA	New Jersey/Penn EM-I Med Services, P.C.	NRAI
New Mexico EM-II, Inc.	NM	CORP	75-2744524		New Mexico EM-I Medical Services, P.C.	NRAI
New York EM-II, Inc.	NY	CORP	75-2753149		New York EM-I Medical Services, P.C.	NRAI
North Carolina EM-II, Inc.	NC	CORP	75-2756079		North Carolina EM-I Medical Services, P.C.	NRAI
North Dakota EM-II, Inc.	ND	CORP	75-2751876		North Dakota EM-I Medical Services, P.C.	NRAI
Ohio EM-II, Inc.	OH	CORP	75-2739403		Ohio EM-I Medical Services, A Prof Assoc	NRAI
Oklahoma EM-II, Inc.	OK	CORP	75-2743843		Oklahoma EM-I Medical Services, P.C.	NRAI
Rhode Island EM-II, Inc.	RI	CORP	75-2755734		Rhode Island EM-I Services, Inc.	NRAI
Tennessee EM-II, Inc.	TN	CORP	75-2741488		Tennessee EM-I Medical Services, P.C.	NRAI
Texas EM-II, Inc.	TX	CORP	75-2744344		Texas EM-I Medical Services, P.C.	NRAI
Virginia EM-II, Inc.	VA	CORP	75-2744516		Virginia EM-I Medical Services, P.C.	NRAI
Washington EM-II, Inc.	WA	CORP	75-2791688		Washington EM-I Medical Services, P.C.	NRAI
West Virginia EM-II, Inc.	WY	CORP	75-2741485		West Virginia EM-I Medical Services, Inc.	NRAI
Wisconsin EM-II, Inc.	WI	CORP	75-2791732		Wisconsin EM-I Medical Services, P.C.	NRAI

5

State of Missouri

Matt Blunt,

Secretary of State

Corporations Division	James C. Kirkpatrick State Information Center
P.O. Box 778, Jefferson City,	600 W. Main Street, Rm 322, Jefferson City,
MO 65102	MO 65101

Amendment of Articles of Incorporation

(To be submitted in duplicate)

Pursuant to the provisions of the General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

1. The present name of the Corporation is SEC/EmCare Emergency Care, Inc.

The name under which it was originally organized was Physicians Placement Group, Inc.

2. An amendment to the Corporation’s Articles of Incorporation was adopted by the shareholders on March 15, 2002 (month/day/year)

3. Article Number 1 is amended to read as follows:

The Name of the corporation is EmCare Physician Providers, Inc.

(If more than one article is to be amended or more space is needed attach additional pages)

4. Of the 1002 shares outstanding, 1002 of such shares were entitled to vote on such amendment.

The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

Class	Number of Outstanding Shares

common	1002

5. The number of shares voted for and against the amendment was as follows:

Class	No. Voted For	No. Voted Against

common	1002	0

6. If the amendment changed the number or par value of authorized shares having a par value, the amount in dollars of authorized shares having a par value as changed is:

n/a

If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:

n/a

7. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

n/a

IN WITNESS WHEREOF, the undersigned, Todd Zimmerman (Vice President) has executed this instrument and its Robyn Bakalar (Assistant Secretary) has affixed its corporate seal hereto and attested said seal on March 27, 2002.

Place

CORPORATE SEAL

Here

(If no seal, state “None.”)

SEC/Emcare Emergency Care, Inc.
Name of Corporation

ATTEST:

/s/ Robyn Bakalar	By	/s/ Todd Zimmerman
Secretary or Assistant Secretary		President or Vice President

State of Texas
ss
County of Dallas

I, Bebbian Seiler, a Notary Public, do hereby certify that on March 27, 2002, personally appeared before me Todd Zimmerman and Robyn Bakalar who, being by me, first duly sworn, declared that they are the Vice President and Assistant Secretary of SEC/Emcare Emergency Care, Inc. that they signed the foregoing documents as Vice President and Assistant Secretary of the corporation, and that the statements therein contained are true.

(Notarial Seal or Stamp)	/s/ Bebbian Seiler
Notary Public

My commission expires

My County of Commission

State of Missouri

Rebecca McDowell Cook, Secretary of State

P.O. Box 778, Jefferson City, MO 65102

Corporation Division

Statement of Change of Registered Agent and/or

Registered Office

By a Foreign or Domestic For Profit or Nonprofit Corporation

Instructions

1. This form is to be used by either a for profit or nonprofit corporation to change either or both the name of its registered agent and/or the address of its existing registered agent.

2. There is a $10.00 fee for filing this statement. It must be filed in DUPLICATE.

3. P.O. Box may only be used in conjunction with a physical street address.

4. Agent and address must be in the State of Missouri.

5. The corporation may not act as its own agent.

Charter No. 150975

(1) The name of the corporation is: SEC/EMCARE EMERGENCY CARE, INC.

(2) The address, including street and number, of its present registered office (before change) is: 101 South Hanley, (Address) Clayton, MO 63105 (City/State/Zip)

(3) The address, including street and number, of its registered office is hereby changed to:

300-B East High Street, (Address) (.P.O. Box may only be used in conjunction with a physical street address) Jefferson City, MO 65101 (City/State/Zip)

(4) The name of its present registered agent (before change) is: Michael N. Newmark

(5) The name of the new registered agent is: National Registered Agents, Inc .

Authorized signature of new registered agent must appear below:

National Registered Agents, Inc.

C. Baclet, Vice President (May attach separate originally executed written consent to this form in lieu of this signature)

(6) The address of its registered office and the address of the office of its registered agent, as changed, will be identical.

In affirmation of the facts stated above,

/s/ William C. Straub	William C. Straub
(Authorized signature of officer or, if applicable, chairman of the board)	(Printed Name)

CFO & Sr. VP	June 30, 1999

State of Missouri

Rebecca McDowell Cook, Secretary of State

Corporation Division

Amendment of Articles of Incorporation

(To be submitted in duplicate)

Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

1. The present name of the Corporation is Spectrum Emergency Care, Inc.

The name under which it was originally organized was Physicians Placement Group, Inc.

2. An amendment to the Corporation’s Articles of Incorporation was adopted by the shareholders on November 10, 1998.

3. Article Number 1 is amended to read as follows:

The name of the Corporation is: SEC/EmCare Emergency Care, Inc.

(If more than one article is to be amended or more space is needed attach fly sheet.)

4. Of the 1,002 shares outstanding, 1,002 of such shares were entitled to vote on such amendment. The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

Class	Number of Outstanding Shares

Common	1,002

5. The number of shares voted for and against the amendment was as follows:

Class	No. Voted For	No. Voted Against

Common	1,002	-0-

6. If the amendment changed the number or par value of authorized shares having a par value, the amount in dollars of authorised shares having a par value as changed is: N/A

If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are: N/A

7. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected: N/A

IN WITNESS WHEREOF, the undersigned, William F. Miller, III has executed this instrument and its Scott W. Roloff (Secretary or Assistant Secretary) has affixed its corporate seal hereto and attested said seal on the 23 day of November, 1998

Place

CORPORATE SEAL

Here

(If no seal, state “None.”)

Spectrum Emergency Care, Inc.

Name of Corporation

ATTEST:

/s/ Scott Roloff	By	/s/ William F. Miler, III
Secretary or Assistant Secretary		President or Vice President

State of Texas
ss.
County of Dallas

I, Paulette Lockwood, a Notary Public, do hereby certify that on this23 day of November, 1998, personally appeared before me William F. Miller who, being by me first duly sworn, declared that he is the President of Spectrum Emergency Care, Inc.. that he signed the foregoing documents as President of the corporation, and that the statements therein contained are true.

(Notarial Seal)	/s/ Paulette Lockwood
Notary Public

My commission expires

STATE OF MISSOURI

ROY D. BLUNT, Secretary of State

CORPORATION DIVISION

Statement of Change of Business Office

of a Registered Agent

of a Foreign or Domestic Corporation

INSTRUCTIONS

There is a $5.00 fee for filing this statement. It must be filed in DUPLICATE for the corporation listed in the statement. All copies must be signed and notarized. The registered agent should sign in his individual name, unless the registered agent is a corporation, in which case the statement shall be executed by its president or vice president and verified by him, sealed with the corporate seal and attested by its secretary or an assistant secretary.

Make check payable to “Director of Revenue.”

This form is for use by a registered agent ONLY.

To:	SECRETARY OF STATE
P.O. Box 778
	Jefferson City, Missouri 65102	Charter No. 00150975

The undersigned registered agent, for the purpose of changing its business office in Missouri as provided by the provisions of “The General and Business Corporation Act in Missouri,” represents that:

1.             The name of the corporation (in Missouri) is SPECTRUM EMERGENCY CARE, INC.

2.             The name of this registered agent is C T CORPORATION SYSTEM

3.             The address, including street number, if any, of the PRESENT business office of the registered agent is 314 North Broadway, St. Louis, Missouri 63102

4.             The address, including street number, if any, of the business office of the registered agent is hereby CHANGED TO 906 Olive Street, St. Louis, Missouri 63101

5.             Notice in writing of the change has been mailed by the registered agent to the corporation named above.

6.             The address of the registered office of the corporation named above and the business office of the registered agent, as changed, is identical.

STATE OF MISSOURI

ROY D. BLUNT, Secretary of State

CORPORATION DIVISION

Statement of Change of Registered Agent or

Registered Office by Foreign or Domestic Corporations

INSTRUCTIONS

There is a $5.00 fee for filing this statement. It must filed in DUPLICATE.

The statement should be sealed with the corporate seal. If it does not have a seal, write “no seal” where the seal would otherwise appear.

The registered office may be, but need not be, the same as the place of business of the corporation but the registered office and the business address of the agent must be the same. The corporation cannot act as its own registered agent.

Any subsequent change in the registered office or agent must be immediately reported to the Secretary of State:

To:	SECRETARY OF STATE
P.O. Box 778
	Jefferson City, Missouri 65102	Charter No. 150975

The undersigned corporation, organized existing under the laws of the State of Missouri for the purpose of changing its registered agent or its registered office, or both, in Missouri as provided by the provisions of “The General and Business Corporation Act of Missouri,” represents that:

1.                                        The name of the corporation is Spectrum Emergency Care, Inc.

2.                                        The name of its PRESENT registered agent (before change) is C.T. Corporation System

3.                                        The name of the new registered agent is Mr. Michael N. Newmark, c/o Gallop, Johnson, Neuman

4.                                        The address, including street number, if any, of its PRESENT registered office (before change) is 906 Olive Street, St. Louis, Missouri 63101

5.                                        Its registered office (including street number, if any change is to be made) is hereby CHANGED TO 101 South Hanley, Clayton, Missouri 63105

6.                                        The address of its registered office and the address of the business office of its registered agent, as changed will be identical.

Corp. 58 (1-86)   (Over)

7.             Such change was authorized by resolution duly adopted by the board of directors.

IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its PRESIDENT, attested by its SECRETARY this 24th day of May, 1988

Spectrum Emergency Care, Inc.
Name of Corporation

(Corporate Seal)	By	/s/ Julian Carr
President

If no seal, state “none”.

Attest:

/s/ X
Secretary

State of Missouri	)
) ss
County of St. Louis	)

I, Barbara Dallmeyer, a Notary Public, do hereby certify that on the 24th day of May, 1988, personally appeared before me Julian Carr, who declares he is President of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

(Notarial Seal)	/s/ Barbara Dalleyer
Notary Public

My commission expires

STATE OF MISSOURI

ROY D. BLUNT, Secretary of State

CORPORATION DIVISION

Statement of Change of Business Office

of a Registered Agent

of a Foreign or Domestic Corporation

INSTRUCTIONS

There is a $5.00fee for filing this statement. It must filed in DUPLICATE for the corporation listed in the statement. All copies must be signed and notarized. The registered agent should sign in his individual name, unless the registered agent is a corporation, in which case the statement shall be executed by its president or vice president and verified by him, sealed with the corporate seal and attested by its secretary or an assistant secretary.

Make check payable to “Director of Revenue.”

This form is for use by a registered agent ONLY.

To:	SECRETARY OF STATE
P.O. Box 778
	Jefferson City, Missouri 65102	Charter No. 00150975

The undersigned registered agent, for the purpose of changing its business office in Missouri as provided by the provisions of “The General and Business Corporation Act in Missouri, represents that:

1.                                        The name of the corporation (in Missouri) is SPECTRUM EMERGENCY CARE, INC.

2.                                        The name of this registered agent is C T CORPORATION SYSTEM

3.                                        The address, including street number, if any, of the PRESENT business office of the registered agent is 314 North Broadway, St. Louis, Missouri 63102

4.                                        The address, including street number, if any, of the business office of the registered agent is hereby CHANGED TO 906 Olive Street, St. Louis, Missouri 63101

5.                                        Notice in writing of the change has been mailed by the registered agent to the corporation named above.

6.                                        The address of the registered office of the corporation named above and the business office of the registered agent, as changed, is identical.

(THE FOLLOWING SHOULD BE EXECUTED ONLY IF THE REGISTERED AGENT IS A NATURAL PERSON) IN WITNESS WHEREOF, the undersigned registered agent has caused this report to be executed this                                                                            day of                                                             , 19        .

Signature of Registered Agent

State of	)
) ss
County of	)

On this                                        day of                                                               , in the year 19      , before me,                                                                             , a Notary Public in and for said state, personally appeared                                                                            known to me to be the person who executed the within Statement of Change of Business Office and acknowledged to me that                                          executed the same for the purposes therein stated.

(Notarial Seal)
Notary Public

My commission expires

(THE FOLLOWING SHOULD BE EXECUTED ONLY IF THE REGISTERED AGENT IS A CORPORATION) IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its ASSISTANT VICE PRESIDENT, attested by its SECRETARY or ASSISTANT SECRETARY this 8th day of January, 1988.

(Corporate Seal) CT CORPORATION SYSTEM

CORPORATE SEAL

1936

DELAWARE

If no seal, state “none”.

CT CORPORATION SYSTEM
Name of Corporation

By	/s/ Mary G. Murray
Assistant Vice-President

Attest:

/s/
Assistant Secretary

State of New York	)
)ss
County of New York	)

On this 8th day of January in the year 1988, before me Theresa Alfieri, a Notary Public in and for said state, personally appeared

Mary G. Murray, Assistant Vice President
Name	Title

C T Corporation System known to me to be the person

Name of Corporation

who executed the within Statement of Change of Business Office in behalf of said corporation and acknowledged to me that she executed the same for the purposes therein stated.

/s/ Theresa Alfieri
Notary Public

My commission expires

ARTICLES OF MERGER

(SECTION 351.447, RSMo.)

HONORABLE JAMES C. KIRKPATRICK

SECRETARY OF STATE

STATE OF MISSOURI

JEFFERSON CITY, MO. 65101

Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned corporation certify the following:

(1) SPECTRUM EMERGENCY CARE, INC., a Missouri corporation.

(2) AMERICARE, INC. a California corporation are hereby merged and SPECTRUM EMERGENCY CARE, INC., a Missouri corporation, is the surviving corporation.

(3) On May 26, 1981 the board of directors of SPECTRUM EMERGENCY CARE, INC. by duly adopted resolution approved the plan of merger set forth in these articles.

(4) This plan of merger has been adopted pursuant to Section 351.447 RSMo.

(5) The resolution of the board of directors of the parent corporation, SPECTRUM EMERGENCY CARE, INC., a Missouri corporation, approving the plan of merger is as follows:

RESOLVED: That this corporation merge into itself AMERICARE, INC. its subsidiary California Corporation and that the Plan of Merger submitted is hereby approved.

(6) That the parent corporation SPECTRUM EMERGENCY CARE, INC., a Missouri corporation, is in compliance with the 90 percent ownership requirement of Section 351.447 RSMo. and will maintain at least 90 per cent ownership of each of the other corporations, party to the merger, until the issuance of the Certificate of Merger by the Secretary of State of Missouri.

(7) PLAN OF MERGER

1. SPECTRUM EMERGENCY CARE, INC., a Missouri corporation is the survivor.

2. All of the property, rights, privileges, leases and patents of AMERICARE, INC., a California corporation are to be transferred to and become the property of SPECTRUM EMERGENCY CARE, INC., a Missouri corporation, the survivor.

The officers and board of directors of the above named corporations are authorized to execute all deeds, assignments, and documents of every nature which may be needed to effectuate a full and complete transfer of ownership.

3. The officers and board of directors of SPECTRUM EMERGENCY CARE, INC., a Missouri corporation, shall continue in office until their successors are duly elected and qualified.

4. The articles of incorporation of the survivor are not amended.

5. These Articles of Merger shall be effective for all accounting purposes on January 1, 1981.

IN WITNESS WHEREOF, these Articles of Merger have been executed in duplicate by the aforementioned corporations as of the day and year hereafter acknowledged.

SPECTRUM EMERGENCY CARE, INC.

	By	/s/ David D. Dayton
David D. Dayton, Vice President

(Corporate Seal)

Attest:

/s/ Priscilla M. Bodnar
Priscilla M. Bodnar, Asst. Secretary

AMERICARE,

	By	/s/ David D. Dayton
(Corporate Seal)		David D. Dayton, Vice President

Attest:

/s/ Priscilla M. Bodnar
Priscilla M. Bodnar, Asst. Secretary

STATE OF PENNSYLVANIA	)
) SS
COUNTY OF PHILADELPHIA	)

On this 26th day of May in the year 1981, before me Andrea M. Mace Notary Public in and for said state, personally appeared David D. Dayton, V.P. of AMERICARE, INC. known to me to be the person who executed the within Articles of Merger in behalf of said corporation and acknowledged to me that he executed the same for the purposes therein stated.

/s/ Andrea M. Mace
Notary Public

State of Missouri . . . Office of Secretary of State

JAMES C. KIRKPATRICK, Secretary of State

CORPORATION DIVISION

Articles of Merger

(SECTION 351.447, RSMo. SUPP. 1977)

(To be submitted in DUPLICATE by an Attorney)

HONORABLE JAMES C. KIRKPATRICK

SECRETARY OF STATE

STATE OF MISSOURI

JEFFERSON CITY, MO. 65101

Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporations certify the following:

(1)           That TEMPORARY MEDICAL STAFFING SERVICES, INC. of New York

(Name of Corporation)                                                        (Parent State)

(2)           That SPECTRUM EMERGENCY CARE, INC. of Missouri

(Name of Corporation)                                                        (Parent State)

(3)           That                                                                                of                                              are hereby merged and that

(Name of Corporation)                                                        (Parent State)

the above named SPECTRUM EMERGENCY CARE, INC. is the surviving corporation.

(Name of Corporation)

(4)           That the Board of Directors of TEMPORARY MEDICAL STAFFING SERVICES, INC. met on September 26,

(Name of Corporation)

1980 and by resolution adopted by a majority vote of the members of such board approved the Plan of Merger set forth in these articles.

(5)           That the Board of Directors

(Name of Corporation)

met on                                                                                    and by resolution adopted by a majority vote of the members of such beard approved the Plan of Merger set forth in these articles.

(6)           That the Board of Directors

(Name of Corporation)

met on                                                                                                      and by resolution adopted by a majority vote of the members of such board approved the Plan of Merger set forth in these articles.

(7)           That this plan of merger has been adopted pursuant to Section 351.447, RSMo. Supp. 1977.

(8)           That the resolution of the Board of Directors of the parent corporation, SPECTRUM EMERGENCY CARE, INC., approving the Plan of Merger is as follows:

RESOLVED: That the Plan of Merger between TEMPORARY MEDICAL STAFFING SERVICES, INC., wholly owned subsidiaries of this corporation is hereby approved.

(9)           That the parent corporation, SPECTRUM EMERGENCY CARE, INC., is in compliance with the 90 per cent ownership requirement of Section 351.447 RSMo. Supp. 1977, and will maintain at least 90 per cent ownership of each-of the other corporations, party to the merger, until the issuance of the Certificate of Merger by the Secretary of State of Missouri.

(10)         PLAN OF MERGER

1.             SPECTRUM EMERGENCY INC. of Missouri is the survivor.

2.             All of the property, rights, privileges, leases and patents of the TEMPORARY MEDICAL STAFFING SERVICES, INC. corporation and                                                                        corporation are to be transferred to and become the property of SPECTRUM EMERGENCY CARE, INC., the survivor. The officers and board of directors of the above named corporations are authorized to execute all deeds, assignments, and documents of every nature which may be needed to effectuate a full and complete transfer of ownership.

3.             The officers and board of directors of SPECTRUM EMERGENCY CARE, INC. shall continue in office until their successors are duly elected and qualified under the provisions of the by-laws of the surviving corporation.

4.             (To be completed if the parent corporation does not own all of the outstanding shares of each of the subsidiary corporations party to the merger.)

The consideration paid by the surviving corporation upon surrender of each share of the subsidiary corporation(s) which is not owned by the parent corporation is as follows:

All of the outstanding shares of the subsidiary corporations are owned by the parent corporation.

5.             (To be completed if the parent corporation is not the surviving corporation.)

Not applicable

a.       the outstanding shares of                                                                     parent corporation, shall be exchanged for shares of                                                 , surviving corporation on the following basis:

b.      The proposed merger has been approved by receiving the affirmative vote of at least two-thirds of the outstanding shares of                                                     , parent corporation, entitled to vote thereon at a meeting thereof duly called and held on                                                                            at

6.             (To be completed if the surviving corporation is a Missouri corporation.)

The name of the surviving corporation, SPECTRUM EMERGENCY CARE, INC. is not changed as follows:

7.             The articles of incorporation of the survivor are not amended as follows:                                    aforementioned corporations as of the day and year hereafter acknowledged.

(Corporate Seal)	SPECTRUM EMERGENCY CARE, INC.
(Name of Corporation)

Attest:	by	/s/ David D. Dayton
Vice - (President)
David D. Dayton

/s/ Priscilla M. Bodnar
Assistant - (Secretary)
Priscilla M. Bodnar

(Corporate Seal)	TEMPORARY MEDICAL STAFFING SERVICES, INC.
(Name of Corporation)

Attest:	by	/s/ David D. Dayton
Vice - (President)
David D. Dayton

/s/ Priscilla M. Bodnar
Assistant - (Secretary)
Priscilla M. Bodnar

(Corporate Seal)	(Name of Corporation)

Attest:	by
(President)

(Secretary)

STATE OF Pennsylvania	)
) ss.
COUNTY OF Philadelphia	)

On this day of 7th day of October in the year 1980, before me Geraldine Thomas, Notary Public in and for said state, personally appeared David D. Dayton, Vice President, SPECTRUM EMERGENCY CARE, INC.

(Name)	(Title)	(Name of Corporation)

known to me to be the person who executed the within Articles of Merger in behalf of said corporation and acknowledged to me that he executed the same for the purposes therein stated.

(Notary Seal)	/s/ Geraldine Thomson
Notary Public

STATE OF Pennsylvania	)
) ss.
COUNTY OF Philadelphia	)

On this day of 7th day of October in the year 1980, before me Geraldine Thomson, Notary Public in and for said state, personally appeared David D. Dayton, Vice President, TEMPORARY MEDICAL STAFFING SERVICES, INC.

(Name)	(Title)	(Name of Corporation)

known to me to be the person who executed the within Articles of Merger in behalf of said corporation and acknowledged to me that he executed the same for the purposes therein stated.

(Notary Seal)	/s/ Geraldine Thomson
Notary Public

STATE OF Pennsylvania	)
) ss.
COUNTY OF Philadelphia	)

On this day of                day of                                        in the year 19            , before me                                                                                                                         , Notary Public in and for said state, personally appeared

,	,	,
(Name)	(Title)	(Name of Corporation)

known to me to be the person who executed the within Articles of Merger in behalf of said corporation and acknowledged to me that he executed the same for the purposes therein stated.

(Notary Seal)
Notary Public

State of Missouri . . . Office of Secretary of State

James C. Kirkpatrick, Secretary of State

Articles of Merger

(To be submitted in duplicate by an attorney)

HONORABLE JAMES C. KIRKPATRICK

SECRETARY OF STATE

STATE OF MISSOURI

JEFFERSON CITY, MO 65101

Pursuant to the provisions of The General and Business Corporation of Missouri, the under undersigned Corporations certify the following:

(1)           That SPECTRUM EMERGENCY CARE, INC. of Missouri

(name of corporation)              (parent state)

(2)           That PHYSICIANS CAREER CONSULTANTS, INC. of Missouri

(name of corporation                           (parent state)

(3)           That                                                        of                                   are hereby merged and that the above named

(name of corporation)                         (parent state)

SPECTRUM EMERGENCY CARE, INC, is the surviving corporation.

(name of corporation)

(4)           That the Board of Directors of SPECTRUM EMERGENCY CARE, INC. meet on September 16, 1980 and

(name of corporation)

by resolution adopted by a majority vote of the members of such. board approved the Plan of Merger set forth in these articles.

(5)           That the Board of Directors of PHYSICIANS CAREER CONSULTANTS, INC. meet on September 26,

(name of corporation)

1980 and by resolution adopted by a majority vote of the members of such board approved the Plan of Merger set forth in these articles.

(6)           That the Board of Directors of                                     meet on                            and by resolution adopted by

(name of corporation)

a majority vote of the members of such board approved the Plan of Merger set forth in these articles.

(7)           The Plan of Merger was adopted by the unanimous written consent of the sole shareholder of SPECTRUM EMERGENCY CARE, INC. on September 26, 1980.

(8)           The Plan of Merger shareholder was adopted by the unanimous written consent of the sole shareholder of PHYSICIANS CAREER CONSULTANTS, INC on September 26, 1980.

(9)                                  The Plan of Merger thereafter was submitted to a vote at the special meeting of the shareholders of                                                  held on                                                                                                   at                                                                 and at such meeting there were                                                   shares voted and                              voted in favor and                                                              voted against said plan.

(10)                            PLAN OF MERGER

1.                                       SPECTRUM EMERGENCY CARE, INC. of Missouri is the survivor.

2.                                       All of the property, rights, privileges, leases and patents of the PHYSICIANS CAREER CONSULTANTS, INC. are to be transferred to and become the property of SPECTRUM EMERGENCY CARE, INC., the survivor. The officers and board of directors of the above reamed corporations are authorized to execute all deeds, assignments, and documents of every nature which may be needed to effectuate a full and complete transfer of ownership.

3.                                       The officers and board of directors of SPECTRUM EMERGENCY CARE, INC. shall continue in office until their successors are duly elected and qualified under the provisions of the by-laws of the surviving corporation.

4.                                       Since all of the issued and outstanding shares of SPECTRUM EMERGENCY CARE, INC., the surviving corporation, and all of the issued and outstanding shares of PHYSICIANS CAREER CONSULTANTS, INC., the merging corporation, are owned by ARA SERVICES, INC., a Delaware corporation, on the effective date of the merger all of the issued and outstanding shares of PHYSICIANS CAREER CONSULTANTS, INC., the merging corporation, shall be cancelled and no shares of the surviving corporation shall be issued in exchange therefor.

5.                                       The outstanding shares of                                                                               shall be exchanged for shares of                                                                  on the following basis:

6.                                       The articles of incorporation of the survivor are not amended as follows:

IN WITNESS WHEREOF, these Articles of Merger have been, executed in duplicate by the aforementioned corporations as of the day and year hereafter acknowledged.

(CORPORATE SEAL)	SPECTRUM EMERGENCY CARE, INC.

	By	/s/ David D. Dayton
Vice (President)
David D. Dayton

Attest:	PHYSICIANS CAREER CONSULTANTS, INC.

/s/ Priscilla M. Bodnar
Assistant (Secretary)	by	/s/ David D. Dayton
Priscilla M. Bodnar		Vice (President)
(CORPORATE SEAL)		David D. Dayton

Attest:

/s/ Priscilla M. Bodnar
Assistant (Secretary)
Priscilla M. Bodnar

(CORPORATE SEAL)	by
(President)

(Secretary)

STATE OF PENNSYLVANIA	)
	)	ss.
COUNTY OF PHILADELPHIA	)

I, Georgeen Abel, a notary public, do hereby certify/that on this 30 day of September, 1980, personally appeared before me David D. Dayton who, being by me first duly sworn, declared that he is the Vice President of SPECTRUM EMERGENCY CARE, INC. that he signed the foregoing document as Vice President of the corporation, and that the statements therein contained are true.

/s/ Georgeen Abel
Notary Public

(NOTARIAL SEAL)

My Commission expires

STATE OF PENNSYLVANIA	)
	)	ss.
COUNTY OF PHILADELPHIA	)

I, Georgeen Abel, a notary public, do hereby certify/that on this 30 day of September, 1980, personally appeared before me David D. Dayton, who, being by me first duly sworn, declared that he is the Vice President of PHYSICIANS CAREER CONSULTANTS, INC., that he signed the foregoing document as Vice President of the corporation, and that the statements therein contained are true.

/s/ Georgeen Abel
Notary Public

(NOTARIAL SEAL)

My Commission expires

STATE OF	)

COUNTY OF	)	ss.

I,                                                                                                       , a notary public, do hereby certify/that on this                                                    day of                                , 19                  , personally appeared before me                                                                          , who, being by me first duly sworn, declared that he is the                                                                of                                                                                                               , that he signed the foregoing document as                                                                                of the corporation, and that the statements therein contained are true.

Notary Public

(NOTARIAL SEAL)

My commission expires

STATE OF MISSOURI	OFFICE OF SECRETARY OF STATE

AMENDMENT OF ARTICLES OF INCORPORATION

HONORABLE JAMES C. KIRKPATRICK

SECRETARY OF STATE

STATE OF MISSOURI

JEFFERSON CITY, MO. 65102

Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

(1)   The name of the Corporation is PHYSICIANS PLACEMENT GROUP, INC.

The name under which it was originally organized was PHYSICIANS PLACEMENT GROUP, INC.

(2)   An amendment to the Corporation’s Articles of Incorporation was adopted by the shareholders on February 11 1980.

(3)   The amendment adopted is as follows:

“Resolved that Article One of the Articles of Incorporation be amended to read as follows:

ARTICLE ONE

The name of the corporation is SPECTRUM EMERGENCY CARE, INC.”

(4)   Of the 1002 shares outstanding 1002 of such shares were entitled to vote on such: amendment.

The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

Class	Number of Outstanding Shares

Common	1002

(5) The number of shares voted for and against the amendment was as follows:

Class	No. Voted For	No. Voted Against

Common	1002	None

IN WITNESS WHEREOF, the undersigned Vice President has executed this instrument and its Assistant Secretary has affixed its corporate seal hereto and attested said seal on the 11 day of February, 1980.

Place

Corporate Seal

Here

PHYSICIANS PLACEMENT GROUP, INC.

ATTEST:

/s/ Priscilla M. Bodnar	By	/s/ David D. Dayton
Assistant Secretary		Vice President

STATE OF Pennsylvania	)
	)	SS
COUNTY OF Philadelphia	)

I, Georgeen Abel, a notary public, do hereby certify that on this 11 day of February, 1980, personally appeared before me David D. Dayton who, being by me first duly .sworn, declared that he is the Vice President of PHYSICIANS PLACEMENT GROUP, INC., that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

/s/ Georgeen Abel
Notary Public

(NOTARIAL SEAL)

My commission expires

ARTICLE OF MERGER

OF

PHYSICIANS PLACEMENT GROUP, INC.

The undersigned corporations, pursuant to the provisions of “The General and Business Corporation Law of Missouri” as amended, hereby execute the following articles of merger:

ARTICLE ONE

The name of the corporations proposing to merge and the names of the States under the law of which such corporations are organized, are as follows:

Name of Corporation	State of Incorporation

PHYSICIANS PLACEMENT GROUP, INC.	Missouri
THE CHURCHILL MANAGEMENT GROUP, INC.	New York

ARTICLE TWO

The laws of New York the State under which such foreign corporation is organized, permit such merger.

ARTICLE THREE

The name of the surviving corporation shall be PHYSICIANS PLACEMENT GROUP, INC. and it shall be governed by the laws of the State of Missouri.

ARTICLE FOUR

The plan of merger is as follows:

PLAN OF MERGER

FIRST: PHYSICIANS PLACEMENT GROUP, INC., a corporation organized under the laws of the State of Missouri, shall merge with and into itself and assume the liabilities and obligations of THE CHURCHILL MANAGEMENT GROUP, INC., a corporation organized under the laws of the State of New York. The name of the surviving corporation is PHYSICIANS PLACEMENT GROUP, INC.

SECOND: The manner and basis of dealing with the outstanding shares of capital stock of the constituent corporations shall be as follows:

(a)  Each share of the capital stock of PHYSICIANS PLACEMENT GROUP, INC. outstanding at the effective date of the merger shall continue to be one share of the capital stock of the Surviving Corporation from and after the effective date of the merger;

(b)  All of the shares of capital stock (whether or not issued and outstanding) of the Merging Corporations and all rights with respect thereto shall be eliminated and shall cease to exist at the effective date of the merger, and the certificates representing such shares shall be cancelled upon the surrender of such shares to the Surviving Corporation and no shares or other securities or obligations or cash of the Surviving Corporation shall be issued in exchange therefor; and

(c)  Each share of the capital stock of the Surviving Corporation continuing outstanding in accordance herewith shall be duly and validly issued, fully paid and nonassessable.

THIRD: The Articles of Incorporation of PHYSICIANS PLACEMENT GROUP, INC. shall be the Articles of Incorporation of the corporation surviving the merger. No changes or amendments shall be made to the Articles of Incorporation because of the merger.

FOURTH: The by-laws of PHYSICIANS PLACEMENT GROUP, INC. shall be the by-laws of the corporation surviving the merger.

FIFTH: The directors and officers of PHYSICIANS PLACEMENT GROUP, INC. shall be the directors and officers of the corporation surviving the merger and shall serve until their successors are selected.

SIXTH: The officers of each corporation party to the merger shall be and hereby are authorized to do all acts and things necessary and proper to effect the merger.

SEVENTH: The merger shall be effective on September 28, 1979.

Dated: September 21, 1979.

ARTICLE FIVE

The Board of Directors of PHYSICIANS PLACEMENT GROUP, INC. met on September 21, 1979 and by resolution adopted by all of the members of such Board approved the plan of merger set forth in these articles, which plan thereafter was adopted by the unanimous written consent of the shareholders of PHYSICIANS PLACEMENT GROUP, INC.

The Board of Directors of THE CHURCHILL MANAGEMENT GROUP, INC. met on September 21, 1979 and by resolution adopted by all of the members of such Board approved the plan of merger set forth in these articles, which plan thereafter was adopted by the unanimous written consent of the shareholders of THE CHURCHILL MANAGEMENT GROUP, INC.

ARTICLE SIX

As to each corporation, the number of shares outstanding, the number of shares entitled to vote are:

	Total Number	Total Number
	of Shares	of Shares
Name of Corporation	Outstanding	Entitled to Vote
PHYSICIANS PLACEMENT GROUP, INC.	1,002	1,002
THE CHURCHILL MANAGEMENT GROUP, INC.	29,512	29,512

ARTICLE SEVEN

As to each corporation, the number of shares voted for and against the plan, respectively are:

Name of Corporation	Total Shares Voted For	Total Shares Voted Against
PHYSICIANS PLACEMENT GROUP, INC.	1,000	-0-
THE CHURCHILL MANAGEMENT GROUP, INC.	29,512	-0-

ARTICLE EIGHT

All Provisions of the law of the State of Missouri and the State of New York applicable to the proposed merger have been complied with.

IN WITNESS WHEREOF, said PHYSICIANS PLACEMENT GROUP, INC., corporation existing under the laws of the State of Missouri, has caused these articles to be executed in its name by its vice-president, and its corporate seal to be thereto affixed, attested by its assistant secretary this 26th day of September, 1979.

PHYSICIANS PLACEMENT GROUP, INC.

By	/s/ David D. Dayton
David D. Dayton
Vice President

CORPORATE SEAL)

Attest:

/s/ Priscilla M. Bodnar
Priscilla M. Bodnar
Assistant Secretary

IN WITNESS WHEREOF, THE CHURCHILL MANAGEMENT GROUP, INC., a corporation existing under the laws of the State of New York, has caused these articles to be executed in its name by its vice-president and its corporate seal to be thereto affixed attested by its assistant secretary this 26th day of September, 1979.

THE CHURCHILL MANAGEMENT GROUP, INC.

By	/s/ David D. Dayton
David D. Dayton
Vice President

(CORPORATE SEAL)

Attest:

/s/ Priscilla M. Bodnar
Priscilla M. Bodnar
Assistant Secretary

STATE OF PENNSYLVANIA	)
	)	ss.
COUNTY OF PHILADELPHIA	)

I, Georgeen E. Abel, a Notary Public, do hereby certify that on this 26th day of September, 1979, personally appeared before me David D. Dayton, who, being by me first duly sworn declared that he is the Vice President of PHYSICIANS PLACEMENT GROUP, INC., that he signed the foregoing document as Vice President of the corporation, and that the statements therein contained are true.

/s/ Georgeen E. Abel
Notary Public

My Commission Expires

STATE OF PENNSYLVANIA	)
	)	ss.
COUNTY OF PHILADELPHIA	)

I, Georgeen E. Abel, a Notary Public, do hereby certify that on this 26th day of September, 1979, personally appeared before me David D. Dayton, who, being by me first duly sworn declared that he is the Vice President of THE CHURCHILL MANAGEMENT GROUP, INC.. that he signed the foregoing document as Vice President of the corporation, and that the statements therein contained are true.

/s/ Georgeen E. Abel
Notary Public

My Commission Expires

TO BE FILED IN TRIPLICATE

NO FEE

Please read instructions on back of report before attempting to execute.

Certificate of Change of Registered Agent and Registered Office by Foreign or Domestic Corporations

STATE OF	)
	)	ss.
COUNTY	)

To	SECRETARY OF STATE,
Jefferson City, Missouri.

The undersigned corporation, organized and existing under the laws of the State of Missouri for the purpose of changing its registered agent or its registered office, or both, in Missouri as provided by the provisions of “The General and Business Corporation Act of Missouri,” represents that:

1. The name of the corporation is PHYSICIANS PLACEMENT GROUP, INC.

2. The name of its FORMER registered agent is DOUGLAS D. JOYCE

3. The address, including street and number, if any, of its FORMER registered office is 970 Executive Parkway, St. Louis, MO 63141

4. The name of the NEW registered agent is C.T. CORPORATION SYSTEM

5. Its registered office is hereby CHANGED TO 314 North Broadway, St. Louis, Missouri 63102 (including street and number if any change in the registered office is to be made.)

6. The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7. Such change was authorized by resolution duly adopted by the board of directors.

IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its Vice President attested by its Assistant Secretary (PRESIDENT OR VICE-PRESIDENT) (SECRETARY OR ASSISTANT SECRETARY) this 12th day of April, A.D. 1979.

PHYSICIANS PLACEMENT GROUP, INC.

(Corporate Seal)	By:	/s/ David D. Dayton
PRESIDENT OR VICE-PRESIDENT
David D. Dayton
Vice President

Attest:

/s/ Priscilla M. Bodnar
SECRETARY OR ASSISTANT SECRETARY
Priscilla M. Bodnar

STATE OF PENNSYLVANIA	)
	)	ss.
COUNTY OF PHILADELPHIA	)

I, Georgeen Abel, a Notary Public, do hereby certify that on the 30 day of April, A.D. 1979, personally appeared before me David D. Dayton who declares he is President or Vice-President of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

(Notarial Seal)	/s/ Georgeen Abel
NOTARY PUBLIC

My Commission Expires:

CHANGE OF REGISTERED AGENT

AND OFFICE OF

NOTICE

This certificate must be filed in duplicate. The corporation cannot act as its own registered agent.

The registered office may be, but need not be, the same as the place of business of the corporation, but the registered office and the business address of the agent must be the same.

Any subsequent change in the registered office or agent must be immediately reported to the Secretary of State on blanks furnished for that purpose.

STATE of MISSOURI

James C. Kirkpatrick, Secretary of State

Corporation Divisions

Statement of Change of Registered Agent or Registered Office

by Foreign or Domestic Corporations

INSTRUCTIONS

There is no fee for filing this statement. It must be filed in DUPLICATE (both copies signed and notarized).

The statement should be sealed with the corporate seal. If it does not have a seal, write “no seal” where the seal would otherwise appear.

The registered office may be, but need not be, the same as the place of business of the corporation, but the registered office and the business address of the agent must be the same. The corporation cannot act as its own registered agent.

Any subsequent change in the registered office or agent must be immediately reported to the Secretary of State. These forms are available upon request from the Office of the Secretary of State.

To	SECRETARY OF STATE,
	Jefferson City, Missouri.	Charter No. 150975

The undersigned corporation, organized and existing under the laws of the State of Missouri for the purpose of changing its registered agent or its registered office, or both, in Missouri as provided by the provisions of “The General and Business Corporation Act of Missouri,” represents that:

1. The name of the corporation is Physicians Placement Group, Inc.

2. The name of its PRESENT registered agent (before change) is Douglas D. Joyce

3. The name of the new registered agent is Douglas D. Joyce

4. The address, including street number, if any, of its PRESENT registered office (before change) is 7701 Forsyth, St. Louis, Missouri 63105

5. Its registered office (including street number, if any change is to be made) is hereby CHANGED TO 970 Executive Parkway, Suite 101, St. Louis, Missouri 63141

6. The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7. Such change was authorized by resolution duly adopted by the board of directors.

IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its PRESIDENT OR VICE-PRESIDENT, attested by its SECRETARY OR ASSISTANT SECRETARY this 13 day of October, A.D. 1977.

PHYSICIANS PLACEMENT GROUP, INC.

NAME OF CORPORATION

(Corporate Seal)	By	/s/ Douglas D. Joyce
PRESIDENT OR VICE-PRESIDENT

Attest:

/s/
SECRETARY OR ASSISTANT SECRETARY

STATE OF MISSOURI	)
	)	ss.
COUNTY OF ST. LOUIS	)

I, Christine Bergt, a Notary Public, do hereby certify that on the 13th day of October, A.D. 1977, personally appeared before me Douglas D. Joyce who declares he is President or Vice-President of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements contained therein are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

/s/ Christine Bergt
(Notarial Seal)	NOTARY PUBLIC

My term expires

STATE of MISSOURI

James C. Kirkpatrick, Secretary of State

Corporation Division

Statement of Change of Registered Agent or Registered Office

by Foreign or Domestic Corporations

INSTRUCTIONS

There is no fee for filing this statement. It must be filed in DUPLICATE (both copies signed and notarized). [The statement should be sealed with the corporate seal. If it does not have a seal, write “no seal” where the seal would otherwise appear.

The registered office may be, but need not be, the same as the place of business of the corporation, but the registered office and the business address of the agent must be the same. The corporation cannot act as its own registered agent.

Any subsequent change in the registered office or agent must be immediately reported to the Secretary of State. These forms are available upon request from the Office of the Secretary of State.

To SECRETARY OF STATE,
Jefferson City, Missouri.	Charter No. 150975

The undersigned corporation, organized and existing under the laws of the State of Missouri for the purpose of changing its registered agent or its registered office, or both, in Missouri as provided by the provisions of “The General and Business Corporation Act of Missouri,” represents that:

1. The name of the corporation is Physicians Placement Group, Inc.

2. The name of its PRESENT registered agent is Mr. Douglas D. Joyce.

3. The address, including street number, if any, of its PRESENT registered office is 111 South Bemiston, Suite 206, Saint Louis, Missouri 63105.

4. The name of the registered agent is CHANGED TO No Change.

5. Its registered office is hereby CHANGED TO 7701 Forsyth Boulevard, Suite 453, Saint Louis, Missouri 63105 (including street number).

6. The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7. Such change was authorized by resolution duly adopted by the board of directors.

IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its PRESIDENT OR VICE-PRESIDENT, attested by its SECRETARY OR ASSISTANT SECRETARY this 30th day of August, A.D. 1973

Physicians Placement Group, Inc.

NAME OF CORPORATION

(Corporate Seal)

By	/s/ Douglas D. Joyce
(PRESIDENT)

Attest:

/s/
(SECRETARY)

STATE OF Missouri	)
	)	ss.
COUNTY OF St. Louis	)

I, Sylvia L. Oller, a Notary Public, do hereby certify that on the 30th day of August, A.D. 1973, personally appeared before me DOUGLAS D. JOYCE who declares he is President of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

/s/ Sylvia L. Oller
(Notarial Seal)	NOTARY PUBLIC

My term expires January 28, 1977

STATE of MISSOURI

James C. Kirkpatrick, Secretary of State

Corporation Division

Certificate of Change of Registered Agent and Registered Office

by Foreign or Domestic Corporations

(TO BE FILED IN DUPLICATE. NO FEE.)

Please read instructions on back of report before attempting to execute

To	SECRETARY OF STATE,	Charter No. 150975
Jefferson City, Missouri.

The undersigned corporation, organized and existing under the laws of the State of Missouri for the purpose of changing its registered agent or its registered office, or both, in Missouri as provided by the provisions of “The General and Business Corporation Act of Missouri,” represents that:

1. The name of the corporation is PHYSICIANS PLACEMENT GROUP, INC.

2. The name of its FORMER registered agent is MR. DAVID L. JOYCE

3. The address, including street and number, if any, of its FORMER registered office is 3714 Hawkstone Drive, Suite 7, St. Louis, Missouri 63125

4. The name of the registered agent is CHANGED TO MR. DOUGLAS D. JOYCE

5. Its registered office is hereby CHANGED TO 111 S. Bemiston, Suite 206, Clayton, Missouri 63105 (including street and number if any change in the registered office is to be made.)

6. The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7. Such change was authorized by resolution duly adopted by the board of directors.

IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its

	/s/ Douglas D. Joyce	, attested by its
(PRESIDENT OR VICE PRESIDENT)

	/s/	, this 4 day of May, A.D. 1972
(SECRETARY OR ASSISTANT SECRETARY)

By	/s/ Douglas D. Joyce	,
(PRESIDENT OR VICE PRESIDENT)

(Corporate Seal)

Attest

	/s/	,
(SECRETARY OR ASSISTANT SECRETARY)

STATE OF	}
} ss.
COUNTY OF	}

I,                                 , a Notary Public, do hereby certify that on the 4 day of May, A.D. 1972, personally appeared before me Douglas D. Joyce who declares he is President or Vice-President of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

(Notarial Seal)

/s/
NOTARY PUBLIC

My term expires

CHANGE OF REGISTERED AGENT AND OFFICE OF

PHYSICIANS PLACEMENT GROUP, INC.

NOTICE

This certificate must be filed in duplicate. The corporation cannot act as its own registered agent.

The registered office may be, but need not be, the same as the place of business of the corporation, but the registered office and the business address of the agent must be the same.

Any subsequent change in the registered office or agent must be immediately reported to the Secretary of State on blanks furnished for that purpose.

State of Missouri Office of Secretary of State

ARTICLES OF INCORPORATION

(To be submitted in duplicate by an attorney)

HONORABLE JAMES C. KIRKPATRICK

SECRETARY OF STATE

STATE OF MISSOURI

JEFFERSON CITY, MO. 65102

The undersigned natural person(s) of the age of twenty-one years or more for the purpose of forming a corporation under The General and Business Corporation Law of Missouri adopt the following Articles of Incorporation:

ARTICLE ONE

The name of the corporation is: Physicians Placement Group, Inc.

ARTICLE TWO

The address, including street and number, if any, of the corporation’s initial registered office in this state is:

3714 Hawkstone Drive, Suite 7, St. Louis, Missouri, 63125

and the name of its initial registered agent at such address is:

Mr. David L. Joyce

ARTICLE THREE

The aggregate number, class and par value, if any, of shares which the corporation shall have authority to issue shall be:

1002 Shares - Common Stock - $1.00 Par Value

The preferences, qualifications, limitations, restrictions, and the special or relative rights, including convertible rights, if any, in respect of the shares of each class are as follows:

None

ARTICLE FOUR

The number and class of shares to be issued before the corporation shall commence business, the consideration to be paid therefor and the capital with which the corporation will commence business are as follows:

			Par Value (or for shares
			without par value, show
		Consideration	amount of consideration
No. of Shares	Class	to be paid	paid which will be capital)

1002	Common	$1,002.00	$1,002.00 (1,002 shares at
			$1.00 par value)

The corporation will not commence business until consideration of the value of at least Five Hundred Dollars has been received for the issuance of shares.

ARTICLE FIVE

The name and place of residence of each incorporator is as follows:

Name:	Street	City

Mr. David L. Joyce	3714 Hawkstone Drive, Suite 7	St. Louis, MO 63125

ARTICLE SIX

The number of directors to constitute the board of directors is Three

ARTICLE SEVEN

The duration of the corporation is Perpetual

The corporation is formed for the following purposes: A. To provide by contract, or otherwise licensed physicians to hospitals and clinics.

B. To acquire and dispose of all or any part of the good will, rights, property and business of any person, entity, partnership, association or corporation heretofore or hereafter engaged in any business which the Corporation has power to conduct; to pay for the same in cash or in stocks, bonds or other obligations of the Corporation, or otherwise; and to assume in connection therewith any liabilities of any such person, entity, partnership, association or corporation, and conduct in any lawful manner the whole or any part of the business thus acquired.

C. To make contracts; to borrow money, and to issue, sell or pledge its obligations and evidences of indebtedness, and to pledge, mortgage, and/or hypothecate certain or all of the assets of the corporation to secure the payment thereof; to make any guaranty respecting stock, leases, securities, interest, indebtedness, contract or other obligations, and to do any and all other incidental acts and things necessary to borrow money on the part of the Corporation.

D. To enter into partnerships or joint ventures for carrying on any lawful business for which the Corporation is organized.

E. To act as agent or representative of others for any lawful business purposes.

F. To conduct its lawful business within this State and other states and to qualify for admission to do business in other states and to comply with the laws and regulations pertaining to the doing of business in such other states as may be deemed desirable, expedient and proper from time to time.

G. To purchase, own, hold, sell, transfer, reissue or cancel (but not to vote) shares of its own capital stock if and when the capital of the Corporation is not thereby impaired; to acquire, guarantee, hold, own and vote and to sell, assign, transfer, mortgage, pledge or otherwise dispose of the capital stock, bonds, securities or evidences of indebtedness of any other corporation, domestic or foreign.

H. To do all acts and things necessary, proper, advisable, or convenient for the accomplishment of the purposes and powers set forth herein, or incidental thereto, and all other legal acts permitted general and business corporations.

I. Physicians Placement Group, Inc. shall exercise no control over the manner in which the physician practices. The relationship of the licensed physician to Physicians Placement Group, Inc. is that of an independent contractor and is not in any manner to be considered that of employee status.

J. Physicians Placement Group, Inc. is not, in any way, engaged in the practice of medicine.

K. The enumeration of specific powers herein is not intended as an exclusion or waiver of any powers, rights or privileges granted or conferred by the corporation laws of Missouri now or hereafter in force, or the laws of such other states in which this Corporation may from time to time be conducting its business and under which the Corporation may from time to time qualify; nor shall the enumeration or expression of one power or purpose in these Articles be deemed to include another not expressed, although it be of like nature.

IN WITNESS WHEREOF, these Articles of Incorporation have been signed this 3 day of November, 1971.

/s/ David L. Joyce

STATE OF	)
) ss
COUNTY OF	)

I, Howard H. Hansen, a notary public, do hereby certify that on the 3 day of November, 1971, personally appeared before me, David L. Joyce (and                             ,) who being by me first duly sworn, (severally) declared that he is (they are) the person(s) who signed the foregoing document as incorporator(s), and that the statements therein contained are true.

/s/ Howard H. Hansen
Notary Public

My commission expires , 19